UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 12, 2006


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


          FLORIDA                     0-26509                     65-0601272
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)


                                 (865) 690-6900
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The disclosure set forth below under Item 2.03, "Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant," is hereby incorporated by reference into this Item 1.01.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         On October 12, 2006, National Coal Corp. and National Coal Corporation, our Tennessee subsidiary, as borrower (the "Borrower"), entered into a Credit Agreement with Guggenheim Corporate Funding LLC, as administrative agent and collateral agent for certain lenders. This credit facility provides for borrowings of up to $10 million. On October 12, 2006, we borrowed an initial $5 million to be used to pay the costs of the transaction and to fund general operating and working capital needs. We have the right to borrow the remaining $5 million on up to two occasions prior to July 12, 2007. All amounts under the term loans become due and payable in March 2010. Interest under this facility is payable at a rate equal to, at our option, the Eurodollar Rate for Eurodollar Loans (each as defined in the credit agreement) plus 3.5%, or the Base Rate for Base Rate Loans (as defined in the credit agreement) plus 2.5%. Interest for Eurodollar Loans is payable in arrears no later than quarterly, and interest for Base Rate Loans is payable monthly in arrears. Our obligations under the Guggenheim credit facility are secured by a lien on substantially all the assets of National Coal Corp. and our subsidiaries, including a pledge of the equity interests of our subsidiaries. The credit facility contains several financial covenants, including that we maintain minimum levels of EBITDA and liquidity and that we not exceed maximum leverage and interest coverage ratios, and limitations on additional indebtedness. The facility includes customary default provisions, and all outstanding obligations may become immediately due and payable in the event of our default.

         Durham Capital Corporation acted as our advisor in connection with the Guggenheim credit facility, for which we paid Durham Capital a cash fee.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1     Press Release, dated October 13, 2006.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NATIONAL COAL CORP.



Date:    October 16, 2006          By:      /S/ T. MICHAEL LOVE
                                            -----------------------------------
                                            T. Michael Love
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

    EXHIBIT
    NUMBER         DESCRIPTION
    -------        -----------

     99.1          Press Release, dated October 13, 2006.


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